Sub-Item 77Q1(a)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS
                             (INVESCO SECTOR FUNDS)

        This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective December 19, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Financial Services Fund, Invesco Mid Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund and Invesco Van Kampen Utility Fund;

        NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 19, 2011.

                                             By:  /s/ John M. Zerr
                                                  ----------------------------
                                                  Name:  John M. Zerr
                                                  Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
-----------------------------------              ----------------------------
Invesco Energy Fund                              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Gold & Precious Metals Fund              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Leisure Fund                             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Technology Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Technology Sector Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco U.S. Mid Cap Value Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Utilities Fund                           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Van Kampen American Value Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Comstock Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Mid Cap Growth Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Van Kampen Value Opportunities Fund      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares"